Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Jos. A. Bank Clothiers, Inc. (the “Company”) on Form 10-K for the period ended February 3, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert N. Wildrick, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 16, 2007	/s/ ROBERT N. WILDRICK
Robert N. Wildrick
Chief Executive Officer